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                                                                    EXHIBIT 99.3

                               PRELIMINARY PROXY
                        GULFTERRA ENERGY PARTNERS, L.P.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           OF THE GENERAL PARTNER OF GULFTERRA ENERGY PARTNERS, L.P.

     The undersigned unitholder of GulfTerra Energy Partners, L.P., a Delaware
limited partnership ("GulfTerra"), hereby nominates and appoints           ,
          and           or any one of them, with full power of substitution, as
true and lawful agents and proxies to represent the undersigned and to vote, as designated on the reverse side hereof, all GulfTerra common units owned by the undersigned in all matters coming before the Special Meeting of Unitholders of
GulfTerra (or any adjournment thereof) to be held at           , on           ,
2004, at   a.m., local time. The board of directors of the general partner of
GulfTerra recommends a vote "FOR" the matter set forth on the reverse side.

     The undersigned hereby revokes any proxy heretofore given to vote GulfTerra units held by the undersigned.

     THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ON THE FOLLOWING PROPOSAL, WHICH HAS BEEN PROPOSED BY THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF GULFTERRA, IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER AND THAT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ADOPTION AND APPROVAL OF THE MERGER AGREEMENT, DATED AS OF DECEMBER 15, 2003, AMONG ENTERPRISE PRODUCTS PARTNERS L.P., ENTERPRISE PRODUCTS GP, LLC, ENTERPRISE PRODUCTS MANAGEMENT LLC, GULFTERRA AND GULFTERRA ENERGY COMPANY, L.L.C., AS IT MAY BE AMENDED FROM TIME TO TIME.

     ABSTENTIONS AND BROKER NON-VOTES HAVE THE SAME EFFECT AS A VOTE AGAINST ADOPTION AND APPROVAL OF THE MERGER AGREEMENT. THE INDIVIDUALS NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING (AND ANY ADJOURNMENT THEREOF).

     THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING OF THE PROXY BY
(1) THE EXECUTION AND SUBMISSION OF A REVISED PROXY TO THE SECRETARY OF THE GENERAL PARTNER OF GULFTERRA, (2) BY VOTING IN PERSON AT THE MEETING, OR (3) BY PROPERLY COMPLETING AND EXECUTING A LATER DATED PROXY AND DELIVERING IT TO THE SECRETARY OF THE GENERAL PARTNER OF GULFTERRA AT OR BEFORE THE MEETING.

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                   Continued and to be signed on reverse side
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                               VOTE BY TELEPHONE

IT'S FAST, CONVENIENT, AND IMMEDIATE!

FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.
2.  CALL THE TOLL FREE NUMBER 1-          .
3.  ENTER YOUR VOTE CONTROL NUMBER.
4.  FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call the Toll-Free number above anytime!

                                VOTE BY INTERNET

IT'S FAST, CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND POSTED!

FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.
2.  GO TO THE WEB SITE HTTP://WWW.PROXYVOTENOW.COM
3.  ENTER YOUR VOTER CONTROL NUMBER.
4.  FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to HTTP://WWW.PROXYVOTENOW.COM anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

     WHEN TIMELY AND PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BELOW BY THE UNITHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTER LISTED BELOW.

     THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF GULFTERRA RECOMMENDS A VOTE "FOR" ITS PROPOSAL 1.

1. Adoption and approval of the Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners, L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra and GulfTerra Energy Company, L.L.C., as it may be amended from time to time.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct such as adjournment, including adjournment for the purpose of soliciting additional proxies.

     Notwithstanding the foregoing, proxies voted against Proposal 1 will not be voted in favor of any adjournment of the meeting for the purpose of soliciting additional proxies.

                                          MARK HERE IF YOU PLAN TO ATTEND THE
                                          MEETING  [ ]

                                          MARK HERE FOR ADDRESS CHANGE AND NOTE
                                          AT LEFT  [ ]

                                          Please sign exactly as your name
                                          appears at left, indicating your
                                          official position or representative
                                          capacity, if applicable. If units are
                                          held jointly, each owner should sign

                                          Signature:
                                          --------------------------------------

                                          Date:
                                          --------------------------------------

                                          Signature:
                                          --------------------------------------

                                          Date:
                                          --------------------------------------

                                          (Executors, administrators, guardians,
                                          trustees, attorneys and officers
                                          signing for corporations or other
                                          organizations should give full title.
                                          If a partnership or jointly owned,
                                          each owner should sign.)